Exhibit 10.19

The order number set forth below with prefix and suffix, must appear on all correspondence, invoices, packing slips, shipping papers and containers.

Acceptance of this order is expressly limited to the Terms and Conditions appearing on the face and on the reverse side hereof and to any Terms and Conditions attached hereto.

The vendor must forward to NCI

1.     A copy of the signed shipping receipt.

2.     On all warrantee items:

A copy of the warrantee, and a list of serial numbers if applicable.

3.     Send invoices to the address at right to the

Attention of Accounts Payable.

NCI INFORMATION SYSTEMS, INC. 11730 PLAZA AMERICA DRIVE RESTON, VA 20190	PURCHASE ORDER P.O. #: 19487 G/L #: 9250-042-44 00 PAGE 1 OF 2

ORDER TO:	NET COMMERCE CORPORATION 12007 SUNRISE VALLEY DRIVE RESTON, VA 20091	SHIP TO:	NCI INFORMATION SYSTEMS, 11730 PLAZA AMERICA DR. SUITE 700 RESTON, VA 20190

CONTACT:	RJ NARANG	DELIVER TO:	L. TRAMMELLE/A. LONGO
PHONE:	703-707-1880

P.O. NO.	P.O. DATE	BUYER	VENDOR NO.	TERMS	SHIP VIA
19487	02/03/05	RYAN, DANI	N00501	N30

ITEM NUMBER	DESCRIPTION	REQ. DATE	QTY.	UNIT COST	EXT. COST
	THIS PURCHASE ORDER IS ISSUED TO NCC TO PROVIDE LABOR AND SUPPORT OF DEA ASSET SERVICES. THE ATTACHED STATEMENT OF WORK AND CUSTOMER FLOW DOWN PROVISIONS ARE INCORPORATED BY REFERENCE.

001.	- CONVERSION TECH II @ A RATE OF $18.05/HR FOR 3480/HRS	02/03/05	0.00	0.0000	132188.00
	P.O.P.: 1/1/05-6/30/05 - CONVERSION TECH II @ A RATE OF $34.88/HR FOR 480/HRS
	P.O.P.: 1/1/05-6/30/05 -PROJECT MANAGER @ A RATE OF $86.00/HR FOR 1/HR - CONVERSION TECH II @ A RATE OF $18.68/HR FOR 1922/HRS
	P.O.P.: 7/1/05-9/30/05 - CONVERSION TECH III @ A RATE OF $36.10/HR FOR 240/HRS
	P.O.P.: 7/1/05-9/30/05 - PROJECT MANAGER @ A RATE OF $88.00/HR FOR l/HR

NOTES:				TOTAL

THIS COMPANY IS A FEDERAL GOVERNMENT CONTRACTOR SUBJECT TO THE AFFIRMATIVE ACTION REQUIREMENTS OF EXECUTIVE ORDER 11245, AS AMENDED, SECTION 503 OF THE REHABILITATION ACT OF 1973, AS AMENDED, AND 38 U.S.C. SECTION 2012 (THE VIETNAM ERA VETERANS READJUSTMENT ASSISTANCE ACT OF 1974), AS AMENDED, THE EQUAL OPPORTUNITY CLAUSE OF 41 C.F.R. 60-1.4 AND THE AFFIRMATIVE ACTION CLAUSES OF 41 C.F.R. 60-250.4 AND 741 ARE INCORPORATED BY REFERENCE.

☐ PURCHASING	☐ ACCOUNTS PAYABLE	☐ VENDOR	☐ REQUESTOR	☐ RECEIVING

The order number set forth below with prefix and suffix, must appear on all correspondence, invoices, packing slips, shipping papers and containers.

Acceptance of this order is expressly limited to the Terms and Conditions appearing on the face and on the reverse side hereof and to any Terms and Conditions attached hereto.

The vendor must forward to NCI

1.     A copy of the signed shipping receipt.

2.     On all warrantee items:

A copy of the warrantee, and a list of serial numbers if applicable.

3.     Send invoices to the address at right to the

Attention of Accounts Payable.

NCI INFORMATION SYSTEMS, INC. 11730 PLAZA AMERICA DRIVE RESTON, VA 20190	PURCHASE ORDER P.O. #: 19487 G/L #: 9250-042-44 00 PAGE 2 OF 2

ORDER TO:	NET COMMERCE CORPORATION	SHIP TO:	NCI INFORMATION SYSTEMS,

P.O. NO.	P.O. DATE	BUYER	VENDOR NO.	TERMS	SHIP VIA
19487

ITEM NUMBER	DESCRIPTION	REQ. DATE	QTY.	UNIT COST	EXT. COST
	- ODC’S - $448.00 - TRAVEL - $945.00 ** PAYMENT SCHEDULE** 9 EQUAL INSTALLMENTS OF $14,687.56

NOTES:	OVERSHIPMENTS NOT ACCEPTED			TOTAL	132,188.00

TAX EXEMPT CERTIFICATE NUMBER: SUPPLIED UPON REQUEST

THIS COMPANY IS A FEDERAL GOVERNMENT CONTRACTOR SUBJECT TO THE AFFIRMATIVE ACTION REQUIREMENTS OF EXECUTIVE ORDER 11245, AS AMENDED, SECTION 503 OF THE REHABILITATION ACT OF 1973, AS AMENDED, AND 38 U.S.C. SECTION 2012 (THE VIETNAM ERA VETERANS READJUSTMENT ASSISTANCE ACT OF 1974), AS AMENDED, THE EQUAL OPPORTUNITY CLAUSE OF 41 C.F.R. 60-1.4 AND THE AFFIRMATIVE ACTION CLAUSES OF 41 C.F.R. 60-250.4 AND 741 ARE INCORPORATED BY REFERENCE.				/s/ Illegible
				Authorized Signature

☐ PURCHASING	☐ ACCOUNTS PAYABLE	☐ VENDOR	☐ REQUESTOR	☐ RECEIVING

Purchase Order Standard Terms and Conditions

Hereinafter, NCI is referred to as “Buyer”. The Seller identified in the face of this Purchase Order is referred to as “Seller”, and the purchase order is referred to “Order”.

SECTION 1 DELIVER AND ACCEPTANCE. The time of delivery stated is of the essence to this Order. The date specified for delivery is the required delivery date at Buyer’s plant, unless otherwise specifically noted hereon. Buyer reserves the right to refuse any goods or services and to cancel all or any part hereof if Seller fails to deliver all or any part of terms specified herein. If Seller’s deliveries will not meet agreed schedule, Buyer may require Seller to ship via a more rapid route or carrier in order to expedite such delivery and any difference in cost caused by such changes shall be paid by Seller provided, nevertheless, that such right shall be in addition to any other rights and remedies of Buyer. Acceptance of any part of the Order shall not bind Buyer to accept future shipments or performance of services and not deprive it of the right to cancel or return all or any part of the goods because of failure to conform to Order or by reason of defects, latent or patient, or other breach or warranty, or to make any claim for damages, including manufacturing cost or loss of profits, injury to reputation or other special consequential and incidental damages. Such rights shall be in addition to any other remedies provided hereunder or provided by law or otherwise. Delivery shall not be deemed to be complete until goods have been actually received and accepted by Buyer, notwithstanding delivery to any carrier or until order for services have been performed, received and accepted. Goods purchased F.O.B. Seller’s plant or shipping point shall not be considered delivered until they reach NCI’s receiving point indicated herein. However, NCI assumes responsibilities at the F.O.B. point for carrier routing transportation charges and risk of loss of damages to the goods in transit, provided such goods are properly prepared and packaged for shipment by Seller.

SECTION 2 ACCEPTANCE-MODIFICATION OF TERMS. This Order may be accepted only by Seller’s agreement to all the terms and conditions of this Order. Acceptance may be by signing the acknowledgement copy thereof and returning it or by part performance hereunder, and any such acceptance shall constitute an unqualified agreement to the terms and conditions set forth herein unless otherwise modified in writing by the parties. Acceptance of this Order is limited to the terms and conditions states herein. Any additions, deletions of difference in the terms proposed by Seller and objected to and hereby rejected unless Buyer agrees otherwise in writing. No additional or different terms and conditions proposed by the Seller in accepting this Order shall be binding upon Buyer unless accepted in writing by Buyer and no other addition, alterations or modification to, and no waiver of any of the provisions herein contained shall be valid unless made in writing and executed by Buyer and Seller.

SECTION 3 PACKING AND SHIPPING. The goods purchased hereunder must be suitably packed and prepared for shipment to secure the lowest transportation rates of appropriately packed to comply with any specific transportation specifications of Buyer, and in all cases, to comply with carrier’s regulations. All charges for packing, crafting and transportation are included in the price for the goods set forth herein and will be paid by Seller except as otherwise specifically stated on the reverse side of this Order. A packing list shall accompany each box or package shipment showing the order number specified hereon as well as the item number and a description of the goods. In the event that no such Packing List accompanies any shipment, the count or weight or other measure of Buyer shall be final and conclusive. Buyer shall not be obligated to accept any shipments in excess of the ordered quantity and any excess of advance shipment may be returned to Seller at Seller’s expense.

SECTION 4 PAYMENT. Invoices shall be submitted in duplicate and shall contain the following information: order, number, item number, description of articles, sizes, quantities, unit prices and expended totals. Invoices submitted hereunder will be Net 30 and paid within thirty (30) days after receipt of invoices or final acceptance of delivered items by the Buyer, whichever occurs later, unless otherwise specified in the face of this Order. Any adjustments in Seller’s invoices due to shortages, late delivery, rejecting or other failure to comply with the requirements of this Order may be made by Buyer before payment. Cash discounts will be taken from date of final acceptance of delivered items, or date of acceptable invoice, whichever is later. Payments shall not constitute final acceptance. Buyer may offset against payment hereunder any amount owed to Buyer by Seller.

SECTION 5 WARRANTY. Seller represents and warrants (1) that the price charged for the goods and/or services purchased hereto shall be no higher than Seller’s current price to any other customer for the same quality and quantity of such goods or services; (2) that all goods delivered pursuant hereto will be new, unless otherwise specified, and free from defects in material and workmanship; (3) that all goods will conform to applicable specifications, drawings and standards of quality and performance, and that all items will be free from defects in design and suitable for their intended purpose; (4) that the goods covered by this Order are fit and safe for consumer use, if so intended purpose; (5) that all services performed pursuant hereto will be free from defects in materials, and workmanship and will be performed in accordance with the specifications and instruction’s of Buyer, provided nevertheless that Seller retains discretion and control with respect to the manner and means of performing such services and shall at all times remain an independent contractor. All the representations and warranties of Seller together with its service warranties and guarantees, if any, shall turn to Buyer and Buyer’s customers. Seller agrees to indemnify and hold Buyer harmless from all claims, liability, loss, damage and expense including special consequential and incidental damages incurred or sustained by Buyer by reason of any breach of any warranty with respect to the goods or services which are purchased in accordance herewith. The foregoing warranties shall survive any delivery, inspection, acceptance or payment by Buyer.

SECTION 6 INSPECTION. All goods supplied and services performed pursuant hereto shall be subject to inspection and test by Buyer and its agents and by its customers at all times and places, whether, during or after manufacturer as to goods, or performance as to services, and notwithstanding their terms of delivery or payments or, as to goods, that title has not yet passed to Buyer or to its customers. In the event that goods supplied hereto or services performed hereunder contain defects in material or workmanship or, as to services, are not performed in accordance with the specifications instructions of Buyer, Buyer may require prompt correction thereof, or, as to services, require that the services be rendered again at Seller’s expense, or as to goods, require that the goods be replaced at Seller’s expense. If such defects exist or if Seller is unable or refuses to replace the goods or render the service again promptly, Buyer may, by contract or otherwise replace such goods or obtain such services and charge Seller or deduct from amounts owed by Buyer to Seller the Costs, expenses and losses including incidental and consequential damages incurred thereby which are in excess of Seller’s price for such goods or services. After notification to Seller that goods are defective, all risk of loss with respect to such goods shall be on Seller and Seller shall pay all package and shipping charges in connection with defective goods returned by the Buyer herein. The goods covered by this Order are intended for the manufacture and sale of Buyer’s established products in which Buyer has built a substantial and valuable reputation for quality and efficiency and any defect in the goods hereunder may occasion special damage to Buyer. All rights and remedies of the Buyer hereunder shall be in addition to any other remedies provided by law.

SECTION 7 ASSIGNMENT AND SUBCONTRACTS. This Order is not assignable and shall not be assigned by Seller without the prior written consent of Buyer. Further, Seller agrees to obtain Buyer’s approval before subcontracting this Order or any substantial portion thereof; provided, however, that this limitation shall not apply to the purchase of standard commercial supplies or raw material.

SECTION 8 RESPONSIBILITY FOR SUPPLIES. Except as otherwise provided in this Order, Seller shall bear the risk of loss of, or damage to, the supplies covered by this Order until delivered to Buyer’s Plant (or to such other places as may be designated on the face of this Order) and accepted by Buyer. Seller shall also bear the risk of loss of, or damage to, rejected supplies after receipt of Buyer’s notice of rejection, provided, however, that Buyer shall bear such risk as to loss or damage caused by the willful or negligent acts of its officers, agents or employees acting within the scope of their employment. Buyer shall have a reasonable time after delivery to inspect and to accept or reject.

SECTION 9 NOTICE OF LABOR DISPUTES. Whenever, the Seller has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performance of this Order, the Seller shall immediately give notice thereof, including all relevant information with respect thereto, to the Buyer.

SECTION 10 DEFAULT. (a) Buyer may, by written notice of default to Seller, terminate the whole or any part of this Order in any one of the following circumstances:

i) Seller fails to make delivery of the supplies or to perform the services within the time herein or any extension thereof; or

ii) Seller fails to perform any of the other provisions of this Order or so fails to make progress as to endanger performance of this Order in accordance with its terms, and in either of these two circumstances does not cure such failure within a period of 10 days (or such longer period as Buyer may authorize in writing) after receipt of notice from the Buyer specifying such failure; or

iii) Seller becomes insolvent or the subject of proceedings under any law relating to bankruptcy or the relief of debtors or admits in writing its inability to pay its debts as they become due; or

iv) If Seller fails to provide Buyer within a reasonable time after demand by Buyer, written assurance of due performance by Seller.

SECTION 11 COMPLIANCE WITH LAWS. Sellers agree to comply with the applicable provisions of any federal state or local law or ordinance of all orders, rules and regulations issued thereunder.

SECTION 12 VIRGINIA LAW TO GOVERN. The order shall be governed by subject to and construed according to the laws of the State of Virginia.

SECTION 13 NON-WAIVER OR RIGHTS. The failure of Buyer to insist upon strict performance of any of their rights and conditions of this Order or to exercise any rights or remedies, shall not be construed as a waiver of its rights to assert any of name or to rely on any such terms or conditions at any time thereafter. The invalidity in whole or in part of any term or condition of this Order shall not affect the validity of other parts hereof.

SECTION 14 CHANGES. NCI may at any time, by written order, and without notice to the sureties, make changes within the general scope of this order in any one or more of the following: (i) drawings, designs or specifications; (ii) method of shipment or packing; (iii) place of delivery. If any such change causes an increase or decrease in the cost of, or the time required for the performance of any part of the work under this Order, whether changed or not changed by any such order, an equitable adjustment shall be made in price or delivery schedule, or both and the Order shall be modified in writing accordingly. Any claim by Seller for adjustment under this clause must be asserted in writing within thirty (30) days from the date of receipt by Seller of the notification of change, provided, however, that NCI, if it decides that the facts justify such action may receive and upon any such claim asserted at any time prior to final payment under this Order. However, nothing in this clause shall excuse Seller from proceeding with this Order as changed (a) NCI’s engineering technical and other personnel may from time to time render assistance or give technical advise to or exchange information with Seller’s personnel concerning this Order or the articles or services to be furnished hereunder. However, this shall not constitute a waiver with respect to any of Seller’s obligations or NCI’s rights hereunder or be authority for any change in the goods and services called for hereunder. Any waiver or change to be valid and binding upon NCI must be in writing and signed by an authorized representative of NCI’s Purchasing Department for further instructions. (b) In connection with any claim for adjustment under this clause, Seller shall submit cost data in such form and detail as may reasonably be required by NCI’s if this Order relates to a prime contract with the U.S. Government. Seller shall, upon NCI’s request, submit a Certificate of Current Cost or Pricing Data, in substantially the form set forth in FAR 15.804-4 Certificate of Current Cost and Pricing, with respect to such data. (c) Where the cost of property made obsolete or excess as a result of a change is included in Seller’s claim for adjustment pursuant to this clause. NCI shall have the right to prescribe the manner of disposition of such property.

SECTION 15 TERMINATION FOR CONVENIENCE. Except for paragraphs (c), (f) and (m) thereof, the causes set forth in Subsection 52.249.2 of the Federal Acquisition Regulation in effect on the date of this Order is incorporated herein and made part hereof by reference with the following changes. The terms “Government”, “Contracting Officer”, “Contractor”, and “Contract” appearing in the remaining paragraphs of said clause shall mean Buyer, Buyer’s Purchasing Representative, Seller and Order, respectively, and the 1-year period in paragraph (d) and the 90 day period in paragraph (k) are changed to read 6 months and 45 days, respectively. Said Clause applies whether or not this Order is placed pursuant to a U.S. Government prime contract or subcontract.

SECTION 16 DISPUTES. Either party may litigate any dispute arising under or related to this Order before any court of competent jurisdiction. Pending resolution of any such dispute by settlement or by final judgment, the parties shall proceed diligently with performance. Seller’s performance shall be in accordance with Buyer’s written instructions.

SECTION 17 ENTIRE AGREEMENT. Upon acceptance of this Order, Seller agrees that the provisions of this Order, including all documents incorporated therein by reference shall constitute the entire Agreement between the parties hereto and supersede all prior agreements relation to the subject matter hereof. This Order may not be modified or terminated orally and no modification nor any claimed waiver of any of the provisions thereof shall be binding in writing and signed by the party against whom such modify to waiver is sought to be enforced.

SECTION 18 FEDERAL ACQUISITION REGULATION (FAR) CLAUSES. If marked below, this Order is awarded pursuant to a U.S. Government Prime Contract, therefore, this applicable FAR subcontract clauses and Representation and Certification requirement are incorporated.